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                      SMITH BARNEY PEACHTREE GROWTH FUND

                       Supplement dated January 30, 2003
                                      to
                        Prospectus dated April 30, 2002

   On January 30, 2003, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of Smith Barney Peachtree Growth Fund (the "Peachtree Growth Fund"), approved a proposed reorganization pursuant to which Smith Barney Large Capitalization Growth Fund (the "Large Cap Growth Fund"), a series of Smith Barney Investment Trust, would acquire the assets and assume the liabilities of the Peachtree Growth Fund in exchange for shares of the Large Cap Growth Fund. This reorganization will allow Peachtree Growth Fund shareholders to maintain an investment in a fund with a similar investment objective and policies.

   Under the terms of the proposed reorganization, Peachtree Growth Fund shareholders would receive shares of Large Cap Growth Fund equal in value to their shares of Peachtree Growth Fund in accordance with the terms of the reorganization. Peachtree Growth Fund shareholders would not be charged a sales load when Large Cap Growth Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

   The Fund's Board of Directors also approved the closing of Peachtree Growth Fund to new purchases and incoming exchanges effective as of the close of business on January 30, 2003, except as otherwise provided. As of January 30, 2003, Salomon Smith Barney Inc. will no longer be accepting investments into Peachtree Growth Fund except in BISYS, Listbill and Third Party employee retirement or profit sharing plans. As of March 3, 2003, Salomon Smith Barney Inc. will no longer be taking investments in BISYS and Listbill employee retirement or profit sharing plans.

   Even after the Fund is closed to new investments, shareholders will be permitted to exchange their shares of Peachtree Growth Fund for shares of the other available Smith Barney Funds, or to redeem their shares of Peachtree Growth Fund, as provided in that Fund's Prospectus. For those Peachtree Growth Fund shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Fund's liquidation date.

   For those Peachtree Growth Fund shareholders who have elected to invest in the Fund through a systematic investment plan or payroll deduction, those programs will be terminated as of the close of business on January 30, 2003.

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   The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of Peachtree Growth Fund. Proxy materials describing the proposed reorganization will be mailed to Peachtree Growth Fund shareholders of record on February 21, 2003, on or about March 7, 2003, in anticipation of a meeting of the shareholders expected to be held on April 28, 2003. If approved by Peachtree Growth Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

FD 02698/3143-6110-3-219